UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
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NOVINT TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)
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INFORMATION STATEMENT
OF
NOVINT TECHNOLOGIES, INC.
4109 Bryan Avenue, NW
Albuquerque, New Mexico 87114
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
The actions described in this Information Statement have already been approved by our majority stockholders.
A vote of the remaining stockholders is not necessary.
This Information Statement is first being furnished on or around March ___, 2007 to the stockholders of record as of the close of business on February 16, 2007 of the common stock of Novint Technologies, Inc., a Delaware corporation (referred to in this Information Statement as “we”, “us”, “our”, “Novint” or the “Company”).
Our Board of Directors has approved, and a total of ten (10) stockholders who own 55.3% of the current issued and outstanding shares of the Company’s common stock that are entitled to vote on these actions as of February 16, 2007 have consented in writing to the actions described below. The shares of the Company’s capital stock entitled to vote on these actions are hereinafter referred to as the “Voting Shares.” Such approval and consent constitute the approval and consent of a majority of the total number of the Voting Shares and are sufficient under the Delaware General Corporation Law and the Company’s Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.
The date of this Information Statement is March ___, 2007.
ACTION BY
CONSENTING STOCKHOLDERS
GENERAL
The Company will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of the Company’s common and preferred stock.
The Company will only deliver one information statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this information statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:
Novint Technologies, Inc.
c/o Tom Anderson
4109 Bryan Avenue, NW
Albuquerque, New Mexico 87114
(866) 298-4420

INFORMATION ON CONSENTING STOCKHOLDERS
Pursuant to the Company’s Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the “Voting Shares”) is required to effect the actions described herein. The Company’s Articles of Incorporation does not authorize cumulative voting for this matter. As of the record date, the Company had 21,141,299 voting shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting majority stockholders are the record and beneficial owners of a total of 11,698,694 shares of the Company’s common stock, which represents approximately 55.3% of the total number of Voting Shares. Pursuant to the Delaware General Corporation Law, Sections 211(b) and 228, the consenting majority stockholders voted in favor of the actions described herein in a written consent, dated February 20, 2007, attached hereto as Exhibit 1. No consideration was paid for the consent. The consenting stockholders’ names, affiliation with the Company and beneficial holdings are as follows:

			Percentage of Voting
Common Stockholders	Affiliation	Number of Voting Shares	Shares
Tom Anderson	Stockholder, Chief Executive Officer, President & Chairman of the Board of Directors	3,290,118	15.6%
Walter M. Zierman (1)	Stockholder	2,093,939	9.9%
Dean R. Danielson	Stockholder	1,814,773	8.6%
Manhattan Scientifics, Inc. (2)	Stockholder	1,743,498	8.2%
Leonard C. Friedman	Stockholder	960,454	4.5%
Lunar Fund, LLC (3)	Stockholder	505,849	2.4%
Robert and Diana Schachter, Trustees (4)	Stockholder	450,000	2.1%
R. A. Bennett	Stockholder	430,604	2.0%
Ned Krull	Stockholder	250,000	1.2%
V.Gerald Grafe	Stockholder & Director	159,459	0.8%

Total		11,698,694	55.3%

(1)	Includes 212,121 shares held directly by Mr. Zierman and 1,881,818 shares held as trustee for the Zierman Living Trust and the Walter M. Zierman DDS PA Age-Weighted Profit Sharing Plan and Trust.

(2)	Marvin Maslow is the Chief Executive Officer of Manhattan Scientifics, Inc. and a director of Novint.

(3)	Gerard Furbershaw is the managing member of Lunar Fund, LLC and exercises sole voting and investment control over such shares.

(4)	Includes 180,000 shares held as trustee for the Diana E. Schachter Trust, 113,000 held as trustee for the Robert A. Schachter Trust, and 50,000 shares held as trustee for the Robert Schachter & Family UAD 5/4/67.
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
Tom Anderson, our Chief Executive Officer and Chairman, Marvin Maslow and V. Gerald Grafe, our directors, are entitled to receive awards from the Novint Technologies, Inc. 2004 Stock Incentive Plan.
PROPOSALS BY SECURITY HOLDERS
     None.
DISSENTERS’ RIGHT OF APPRAISAL
     None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of February 16, 2007 with respect to the beneficial ownership of the outstanding shares of the Company’s capital stock by (i) each person known by the Company who will beneficially own five percent (5%) or more of the outstanding shares; (ii) the officers and directors of the Company; and (iii) all the aforementioned officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of February 16, 2007 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 21,141,299 common shares issued and outstanding on as of February 16, 2007.

	Number of Shares		Percent of Shares
	of Common Stock		of Common Stock
	Beneficially		Beneficially
Name of Beneficial Owner and Address (1)	Owned (2)		Owned (2)
Tom Anderson	6,790,118	(3)	27.6%
Walter Aviles	2,182,220	(5)	9.4%
V. Gerald Grafe	166,169	(6)	*
Marvin Maslow	2,593,498	(7)	11.8%
Manhattan Scientifics, Inc.	1,743,498		8.2%
Dean R. Danielson	1,814,773		8.6%
Walter M. Zierman	3,118,939	(8)	12.9%
RAB Special Situations (Master) Fund Limited	2,106,000	(9)	9.3%
All Executive Officers and Directors as a Group (4 persons)	11,732,005		42.4%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of the beneficial owner will be c/o Novint Technologies, Inc., 4109 Bryan Avenue, NW, Albuquerque, New Mexico 87114.

(2)	Percentage of common stock beneficially owned is based on a total of 21,141,299 shares of the Company’s common stock outstanding as of February 16, 2007.

(3)	Mr. Anderson is the CEO and owns 3,290,118 shares of our common stock and an option to purchase 3,500,000 shares of our common stock, 3,000,000 of which at an exercise price of $0.05 per share and 500,000 of which at an exercise price of $0.66 per share.

(5)	Mr. Aviles is the CTO and owns options to purchase 82,220 shares of our common stock at an exercise price of $0.01 per share, 1,100,000 shares at an exercise price of $0.05 per share and 1,000,000 shares at an exercise price of $0.66 per share.

(6)	Mr. Grafe is a Director of Novint. Includes warrants to purchase 25,000 shares of our common stock at an exercise price of $1.50 per share.

(7)	Mr. Maslow is a Director of Novint and is the CEO of Manhattan Scientifics which owns 1,743,498 shares of our common stock. Includes an option to purchase 100,000 vested shares at an exercise price of $0.66 per share. Under this option 50,000 shares vest on June 10 of each year until 2009. Also includes an option to purchase 750,000 vested shares at an exercise price of $0.90 per share. Under this option, 500,000 additional shares vest on December 31, 2007 and 250,000 shares on December 31, 2008.

(8)	Includes warrants to purchase 1,025,000 vested shares, 425,000 shares at an exercise price of $2.00 per share, 150,000 shares at an exercise price of $1.01 per share, and 450,000 shares at an exercise price of $1.00 per share. Also includes 1,881,818 shares held as trustee for the Zierman Living Trust and the Walter M. Zierman DDS PA Age-Weighted Profit Sharing Plan and Trust.

(9)	Include warrants to purchase 702,000 vested shares at an exercise price of $2.00 per share. The address for RAB Special Situations (Master) Fund Limited (“RAB”) is P.O. Box 908GT, Walker House Mary Street, George Town, Cayman Islands. Benjamin Hill and Fraser McGee exercise shared voting and investment control over such shares.
NOTICE TO STOCKHOLDERS OF ACTIONS
APPROVED BY CONSENTING MAJORITY STOCKHOLDERS
The following actions were approved by written consent of the Board of Directors and the consenting majority stockholders:
ACTION 1
AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED CAPITAL STOCK
On February 14, 2007 the Board of Directors unanimously adopted and approved an amendment to our Certificate of Incorporation to increase the authorized common stock from 50,000,000 shares to 150,000,000 shares and to cancel the 4,000 authorized Series A Preferred Stock, none of which is issued or outstanding (referred to hereafter as the “Authorized Shares Amendment.”) The text of the resolutions that were approved is attached to this Information Statement as Exhibit I. The text of the Authorized Shares Amendment is included in this Information Statement as Exhibit A to the resolutions. Currently, we have 50,000,000 shares of common stock authorized, of which 21,141,299 shares are issued and outstanding as of the record date, and 4,000 shares of Series A Preferred Stock authorized, of which no shares are issued or outstanding. A majority of the stockholders entitled to vote on the Authorized Shares Amendment voted in favor of the Amendment by written consent on February 20, 2007.
The Authorized Shares Amendment will be implemented by filing the Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware. Following the Authorized Shares Amendment, the number of shares of the Company’s capital stock will be as follows:

	Common Stock	Authorized	Preferred Stock	Authorized
	Outstanding	Common Stock	Outstanding	Preferred Stock
Pre Authorized Shares Amendment	21,141,299	50,000,000	0	4,000

Post Authorized Shares Amendment	21,141,299	150,000,000	0	0
Reason for Amendment
On March 5, 2007, the Company entered into a Unit Subscription Agreement with 42 accredited investors pursuant to which the Company issued and sold $9,000,000 Units, consisting of an aggregate of 9,000,000 shares of the Company’s common stock and warrants to purchase an aggregate of 9,000,000 shares of the Company’s common stock (the “Transaction”). The Company currently has reserved from is authorized but unissued shares of common stock 17,245,724 shares for issuance from time to time pursuant to the exercise of previously issued warrants and options. After the issuance of the 9,000,000 shares of common stock pursuant to the Transaction, the Company will not have a sufficient number of unreserved authorized and unissued shares of common stock to issue the 9,000,000 shares issuable upon exercise of the warrants issued in the Transaction. Accordingly, 6,387,023 of the newly authorized and unissued shares of common stock will be reserved for this purpose.
In addition, the unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with additional financing or acquisition transactions, the issuance of shares in connection with stock splits or stock dividends and the issuance or reservation of common stock for equity awards to employees, officers, and directors.
The Authorized Shares Amendment was not adopted as a result of management’s knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Information Statement, our charter and bylaws contain no provisions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.
Effect of the Proposal/Advantages and Disadvantages
The Authorized Shares Amendment will permit our Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital.
Generally, the availability of additional authorized and unissued shares of common and preferred stock could make attempts to gain control of Novint or the Board more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management. For example, although the Board currently has no intention of doing so, shares of common stock or preferred stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving Novint.
Limitations on the Adoption of the Authorized Shares Amendment
Our stock is quoted on the over-the-counter bulletin board. The over-the-counter bulletin board does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict voting. Therefore, although we currently have no plans to do so, our Board of Directors could authorize one or more series of common stock or preferred stock with unusual, or even without, voting privileges.
Section 242 of the Delaware General Corporation Law
Section 242 of the Delaware General Corporation Law permits the amendment of a corporation’s certificate of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class so long as the holders of at least a majority of the issued and outstanding shares of the effected class approve the action. A majority of the outstanding Common Stock entitled to vote thereon voted in favor of the amendment by written consent on February 20, 2007.
Effective Date
The Authorized Shares Amendment will become effective upon the filing of the Authorized Shares Amendment with the Delaware Secretary of State. Under federal securities laws, we cannot file the Authorized Shares Amendment until at least 20 days after mailing this Information Statement
ACTION 2
AMENDMENTS TO THE
NOVINT TECHNOLOGIES, INC. 2004 STOCK PLAN
On November 1, 2006, the Board of Directors adopted and approved an amendment to the Novint Technologies, Inc. 2004 Stock Incentive Plan (the “Plan”) to increase the shares of common stock included in the Plan from 3,500,000 shares to 7,500,000 shares (the “Plan Increase”). On February 20, 2007, a majority of consenting stockholders adopted and approved the Plan Increase. The text of the resolutions approving the Plan Increase are attached to this Information Statement as Exhibit I. Currently we have 7,500,000 shares of common stock reserved for the Plan, of which 2,847,500 shares have been issued as of the Record Date. The text of the resolutions that were approved are attached to this Information Statement as Attachment 3.
Description of the Plan
On February 17, 2004 the Board of Directors adopted, and the majority stockholders approved, the Plan. The Plan authorizes awards of options (both incentive stock options and non-qualified stock options). Persons eligible to receive awards under the Plan include our employees, officers and directors and our consultants, independent contractors and advisors. As of the Record Date, we have ten employees, two officers, one of whom is also a director, and two outside directors who would be eligible to receive awards under the Plan. The number of persons covered by the Plan may increase if we add additional employees (including officers) and directors.

Our Board of Directors administers the Plan. The Board has the authority to determine, at its discretion, the number and type of awards that will be granted, the recipients of the awards, any exercise or purchase price required to be paid, when options may be exercised and the term of option grants. Awards under the Plan are not defined as to any group. The term of the Plan is 10 years from the date the Plan was adopted by the Board of Directors. A total of 3,500,000 shares of common stock were originally reserved for awards under the Plan, which the Board increased to 7,500,000 shares on November 1, 2006. As of the Record Date, the approximate total fair market value of the common stock remaining to be awarded from the Plan, totaling 4,652,500 shares, was approximately $6,048,250.
Options may be designated as “incentive” options or “non-qualified” options. Incentive options must have an exercise price equivalent to the fair market value of the common stock on the date of grant, except in the case of individuals owning 10% or more of the common stock, in which case the exercise price must be 110% of the fair market value of the common stock on the date of grant. The exercise price for non-qualified stock options may not be less than 85% of the fair market value of the common stock on the date of grant. Neither incentive options nor non-qualified options may have a term exceeding 10 years. In the case of an incentive option that is granted to an individual owning 10% or more of the common stock, the term may not exceed 5 years.
A recipient will recognize no income upon grant of an incentive option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive option (the “ISO Shares”) for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.
If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.
A recipient will not recognize any taxable income at the time a non-qualified option is granted. However, upon exercise of a non-qualified option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient’s exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.
There is no tax consequence to Novint as a result of either the grant or the vesting of non-qualified stock options or incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), Novint would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. Novint is required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. Novint is also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.
Benefits Allocated to Executive Officers, Directors and Employees
As of the Record Date, the following awards have been made to persons who comprise the executive group (our Chief Executive Officer, President and acting Chief Financial Officer and our Chief Technology Officer), the non-executive director group and the non-executive officer employee group.

Name and Position	Dollar Value ($)	Number of Shares
Tom Anderson, CEO, CFO and Director	$4,375,000	3,500,000
Walter Aviles, CTO	$2,630,000	2,182,220

Executive Group	$7,005,000	5,682,220
Non-Executive Director Group	$1,139,000	1,750,000
Non-Executive Officer Employee Group	$1,335,245	1,186,300

Other awards may be made to the Chief Executive Officer, Chief Technology Officer, directors, and other members of the executive group in the future. Other than the awards set forth in the table above, no awards have been specifically designated to members of the executive group as of the date of this Information Statement.
Set forth in the table below is information regarding awards made pursuant to the Plan through December 31, 2006, the most recently completed fiscal year.

Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights	warrants and rights	column 2)
Equity Compensation Plan Approved by Security Holders	5,966,430	$0.81	1,533,570

Equity Compensation Plan Not Approved by Security Holders	—	—	—
Executive Compensation
     The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal year ended December 31, 2006. The following table summarizes all compensation for fiscal year 2006 received by our Chief Executive Officer, and Novint’s two most highly compensated executive officers who earned more than $100,000 in fiscal year 2006.
SUMMARY COMPENSATION TABLE

						Non-	Nonquali-
						Equity	fied
						Incentive	Deferred	All
						Plan	Compen-	Other
				Stock	Option	Compen-	sation	Compen
				Awards	Awards	sation	Earnings	-sation
Name and principal position	Year	Salary ($)	Bonus ($)	($)	($)	($)	($)	($)	Total ($)
Tom Anderson, Chief Executive Officer, Chief Financial Officer and Director	2006	$150,000	—	—	—	—	—	—	$150,000

Walter Aviles, Chief Technical Officer	2006	$155,000	—	—	—	—	—	—	$155,000

The following table sets forth certain information concerning stock option awards granted to our executive officers. No options were exercised by our executive officers during the last fiscal year.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS						STOCK AWARDS
Equity
								Equity	incentive
								incentive	plan
								plan	awards:
								awards:	Market
								number	or payout
			Equity					of	value of
			Incentive					unearned	unearned
			Plan			Number	Market	shares,	shares,
		Number of	Awards:			of shares	value of	units or	units or
	Number of	securities	Number of			or units	shares or	other	other
	securities	underlying	Securities			of stock	units of	rights	rights
	underlying	unexercised	underlying			that have	stock that	that have	that have
	unexercised	options (#)	unexercised	Option	Option	not	have not	not	not
	options (#)	Unexercis-	unearned	exercise	expiration	vested	vested	vested	vested
Name	Exercisable	able	options (#)	price ($)	date	(#)	($)	(#)	($)
Tom Anderson (1)	3,000,000	—	—	$0.05	6/14/2012
Tom Anderson (1)	500,000	—	—	$0.66	6/10/2014
Walter Aviles (1)	81,515	—	—	$0.01	11/1/2010
Walter Aviles (1)	705	—	—	$0.01	11/1/2011
Walter Aviles (1)	1,100,000	—	—	$0.05	6/14/2012
Walter Aviles (1)	1,000,000	—	—	$0.66	6/14/2014

(1)	This option was fully vested as of December 31, 2006.
Stock Options
There were no stock options granted to executive officers during the fiscal year ended December 31, 2006 and there was no exercise of incentive stock options during the last completed fiscal year by the executive officers.
Director Compensation
The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended December 31, 2006.
DIRECTOR COMPENSATION

Change in
				Non-	Pension
				Equity	Value and
				Incentive	Nonqualified
	Fees Earned			Plan	Deferred
	or Paid in	Stock	Option	Compen-	Compensation	All Other
	Cash	Awards	Awards	sation	Earnings	Compen-
Name	($)	($)	($)	($)	($)	sation ($)		Total ($)
Ed Barsis, former director	—	—	—	—	—	—		—

Marvin Maslow (1)	—	—	$1,139,434	—	—	$75,000	(3)	$1,214,434

V. Gerald Grafe (2)	—	$15,000	—	—	—	—		$15,000

(1)	The aggregate number of stock awards and option awards issued to Mr. Maslow and outstanding as of December 31, 2006 is 1,500,000 and 1,750,000, respectively.

(2)	The aggregate number of stock awards and option awards issued to Mr. Grafe and outstanding as of December 31, 2006 is 13,637 and 0, respectively. Mr. Grafe is a shareholder and practicing attorney at the law firm Hisey Grafe, P.C. (the “Firm”), which represents Novint on intellectual property and other related matters. The Firm accrued $103,817 in legal fees in 2006. Mr. Grafe was issued 43,290 shares of common stock as payment for $43,290 of these legal fees.

(3)	Compensation earned for fund raising and investor relations services provided to Novint.

Director Contracts
We have a director agreement with V. Gerald Grafe providing that Mr. Grafe will be compensated for each year of service, at his election, either (i) shares of the Company’s common stock having an aggregate fair market value of $15,000 or (ii) options to purchase common stock of the Company having an aggregate fair market value of $15,000 with an exercise price equal to the fair market value at the time of the option grant. Mr. Grafe will also receive shares or options in the manner described above having an aggregate fair market of $1,000 for each meeting of the Board of Directors Mr. Grafe attends.
There are no other director agreements between the Company and any other board member.
Employment Contracts
We have an employment agreement with our CEO, Tom Anderson. Under such agreement, he is entitled to an annual base salary of $150,000 per year and cash bonus to be determined by Novint, is subject to confidentiality provisions and is entitled to a severance of one year base salary if he is terminated by Novint without cause. This agreement does not provide provisions covering a change in control of Novint. The commencement date of this agreement is March, 2004.
We also have an employment agreement with our CTO, Walter Aviles. Under such agreement, he was originally granted options to purchase 400,000 shares of Novint’s common stock, but options to purchase 200,000 shares were cancelled, he is currently entitled to an annual base salary of $155,000 per year and cash bonus to be determined by Novint, is subject to confidentiality provisions and is entitled to a severance of two months base salary if he is terminated by Novint without cause. This agreement does not provide provisions covering a change in control of Novint. The commencement date of this agreement is November 11, 2000.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov
[Remainder of Page Intentionally Left Blank]

EXHIBIT I
WRITTEN CONSENT
OF THE
MAJORITY STOCKHOLDERS
OF
NOVINT TECHNOLOGIES, INC.
(a Delaware Corporation)
IN LIEU OF A MEETING
     The undersigned, being the holders of at least a majority of the issued and outstanding shares of capital stock of Novint Technologies, Inc., a Delaware corporation (the “Corporation”), acting pursuant to the authority granted by Section 228(a) of the Delaware General Corporation Law (“DGCL”) and the Corporation’s Bylaws, do hereby adopt the following resolutions by written consent in lieu of a meeting as of February 16, 2007:
AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE
AUTHORIZED SHARES OF CAPITAL STOCK
WHEREAS, the Corporation currently has 50,000,000 shares of common stock and 4,000 shares of Series A Preferred Stock authorized for issuance, and as of the date hereof has 21,141,299 shares of common stock issued and outstanding, and no shares of Series A Preferred Stock issued or outstanding;
WHEREAS, the undersigned believe that additional authorized shares of capital stock are needed to provide for the financing transaction contemplated below and to provide the Corporation adequate flexibility to engage in future capital raising transactions, acquisitions or other transactions which might require the issuance of capital stock;
WHEREAS, the undersigned have determined, after reviewing the number of currently authorized, issued and outstanding shares of the Corporation, that it is in the best interests of the Corporation and its stockholders for the authorized Series A Preferred Stock to be canceled, and the authorized shares of common stock of the Corporation to be increased to an aggregate total of 150,000,000 shares of common stock with a par value of $0.01 per share, (this amendment is hereinafter referred to as the “Authorized Shares Amendment”);
WHEREAS, the undersigned have determined that it is in the best interests of the Corporation and its stockholders to create an amended and restated Certificate of Incorporation to provide for the Authorized Shares Amendment and to file the same in the State of Delaware.
NOW, THEREFORE,
BE IT RESOLVED, that the Certificate of Incorporation of the Corporation be amended and restated in its entirety as set forth in Exhibit A attached hereto;
RESOLVED, that subject to and in compliance with the Exchange Act, the Corporation is hereby authorized to file with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation as set forth in Exhibit A attached hereto, in order to increase the number of authorized shares of the Corporation’s common stock to an aggregate total of 150,000,000 shares with a par value of $0.01 per share, and to cancel the authorized shares of Series A Preferred Stock.
BE IT FURTHER RESOLVED, that the Chief Executive Officer, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional instruments, certificates or other documents and to take any additional

1

steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and
BE IT FURTHER RESOLVED, that any and all acts of any officer of the Corporation taken prior to or after the adoption of these resolutions for and on behalf of the purposes of these resolutions, hereby are, ratified, confirmed, approved and adopted.
APPROVAL OF INCREASE
IN AUTHORIZED AND RESERVED SHARES UNDER
THE CORPORATION’S
2004 STOCK INCENTIVE PLAN
WHEREAS, the Corporation’s 2004 Stock Incentive Plan (the “Plan”) was adopted by the Board of Directors and ratified by the Corporation’s stockholders;
WHEREAS, the Board previously approved an amendment to the Plan to increase the maximum number of shares of Common Stock authorized and reserved under the Plan from 3,500,000 to 7,500,000 (the “Plan Increase”);
WHEREAS, the undersigned deem it to be in the best interests of the Corporation and its stockholders to amend the Plan to reflect the Plan Increase; and
WHEREAS, in order that the Corporation may grant stock options from the amended Plan that will qualify as Incentive Stock Options for the purposes of Section 422 of the Internal Revenue Code, it is deemed to be in the best interests of the Corporation and its stockholders that the undersigned approve the Plan Increase;
NOW, THEREFORE,
BE IT RESOLVED, that the Plan Increase be and hereby is approved;
RESOLVED, that the Plan be and hereby is amended as set forth in Exhibit B attached hereto to reflect the Plan Increase;
BE IT FURTHER RESOLVED, that the Chief Executive Officer, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional instruments, certificates or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and
BE IT FURTHER RESOLVED, that any and all acts of any officer of the Corporation taken prior to or after the adoption of these resolutions for and on behalf of the purposes of these resolutions, hereby are, ratified, confirmed, approved and adopted.

2

EXHIBIT A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NOVINT TECHNOLOGIES, INC.
     Novint Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:
     A. The name of the Corporation is Novint Technologies, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 13, 2001. The original name of the Corporation was Novint Technologies (Delaware), Inc.
     B. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, and restates, integrates and further amends the provisions of the Corporation’s Certificate of Incorporation such that the total number of shares of all classes of capital stock which the Corporation is authorized to issue shall hereafter be one hundred fifty million (150,000,000) shares, consisting of 150,000,000 shares of common stock with a par value of $0.01 per share designated as the “Common Stock” of the Corporation.
     C. The text of the Certificate of Incorporation as hereby amended or supplemented reads as set forth in Exhibit A attached hereto.
     IN WITNESS WHEREOF, Novint Technologies, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by Thomas G. Anderson, a duly authorized officer of the Corporation, on                     , 2007.

NOVINT TECHNOLOGIES, INC.

Thomas G. Anderson
Chief Executive Officer

EXHIBIT A
ARTICLE ONE
     The name of the Corporation is NOVINT TECHNOLOGIES, INC.
ARTICLE TWO
     The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE THREE
     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
ARTICLE FOUR
     The Corporation is authorized to issue one class of stock to be designated common stock (“Common Stock”). The total number of shares of Common Stock that the Corporation is authorized to issue is 150,000,000, par value $0.01 per share.
ARTICLE FIVE
     The Board of Directors is authorized to make, alter or repeal the by-laws of the Corporation. Election of directors need not be by written ballot
ARTICLE SIX
          A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174b of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.
ARTICLE SEVEN
     The Corporation shall indemnify its officers, directors, employees, and agents to the extent permitted by the General Corporation Law of Delaware.

EXHIBIT B
NOVINT TECHNOLOGIES, INC.
AMENDED AND RESTATED
2004 STOCK INCENTIVE PLAN
ARTICLE ONE
GENERAL PROVISIONS
I. PURPOSE OF THE PLAN
     This Amended and Restated 2004 Stock Incentive Plan (the “Plan”) is intended to promote the interests of Novint Technologies, Inc., a Delaware corporation (the “Corporation”) by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the Service of the Corporation. Capitalized terms not defined herein, shall have the meanings assigned to them in the attached Appendix.
II. STRUCTURE OF THE PLAN
     A. The Plan shall have a Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock.
     B. The provisions of Articles One and Three shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.
III. ADMINISTRATION OF THE PLAN
     A. The Plan shall be administered by the Board or one or more committees appointed by the Board, provided that (1) beginning with the Section 12 Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders, and (2) administration of the Plan may otherwise, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee. Beginning with the Section 12 Registration Date, any discretionary option grants or stock issuances to members of the Primary Committee must be authorized and approved by a disinterested majority of the Board.
     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.
     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant under its jurisdiction or any option or stock issuance thereunder.
     D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.
IV. ELIGIBILITY
     A. The persons eligible to participate in the Discretionary Option Grant are as follows:
          (i) Employees,
          (ii) non-employee members of the Board or the board of directors of any Subsidiary, and
          (iii) consultants and other independent advisors who provide services to the Corporation (or any Subsidiary).
     B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive grants, the time or times when such grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.
     C. The Plan Administrator shall have the absolute discretion to grant options in accordance with the Discretionary Option Grant Program.
V. STOCK SUBJECT TO THE PLAN
     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 7,500,000 shares.
     B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled by the Corporation shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares of Common Stock issued to the holder of such option or stock issuance, and not by the gross number of shares for which the option is exercised or which vest under the stock issuance.
     C. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the number and/or class of securities for which any one person may be granted stock options under this Plan per calendar year; and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM
I. OPTION TERMS
     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such option.
     A. EXERCISE PRICE.
          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date, except that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date in the case of any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its subsidiary corporations.
          2. The exercise price shall become immediately due upon exercise of the option and may, subject to the provisions of Section I of Article Three, be payable by cash or check made payable to the Corporation; provided however, the Plan Administrator may, at its sole discretion, provide grantees with the ability to exercise their options using the cashless exercise method, as set forth in their Option Agreements. Payment of the exercise price for the purchased shares must be made on the Exercise Date, except as otherwise provided by the Plan Administrator.
     B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.
     C. EFFECT OF TERMINATION OF SERVICE.
          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:
          (i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.
          (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution of by the Optionee’s designated beneficiary or beneficiaries of that option.
          (iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.
          (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.
          2. The Plan Administrator shall have complete discretion, either at the time an option is granted or at any time while the option remains outstanding, to:
          (i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or
          (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.
     D. NO STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.
     E. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. Non-Statutory Options shall be subject to the same limitation, except that a Non-Statutory Option may be assigned in whole or in part during Optionee’s lifetime to one or more members of the Optionee’s Immediate Family or to a trust established for the exclusive benefit of one or more family members or the Optionee’s former spouse, to the extent such assignment is in connection with Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.
     F. REGISTRATION RIGHTS. The Plan Administrator may also, at its sole discretion, grant piggy back registration rights with respect to shares issuable upon exercise of the Options granted hereunder.
II. INCENTIVE OPTIONS
     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.
     A. ELIGIBILITY. Incentive Options may only be granted to Employees.
     B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.
     C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.
     D. FAILURE TO QUALIFY AS INCENTIVE OPTION. To the extent that any option governed by this Plan does not qualify as an Incentive Option by reason of the dollar limitation described in Section II.C of Article Two or for any other reason, such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.
     E. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.
III. CANCELLATION AND REGRANT OF OPTIONS
     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.
IV. CHANGE IN CONTROL/HOSTILE TAKE-OVER
     A. No option outstanding at the time of a Change in Control shall become exercisable on an accelerated basis if and to the extent: (i) that option is, in connection with the Change in Control, assumed by the successor corporation (or Parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. However, if none of the foregoing conditions are satisfied, then each option outstanding at the time of the Change in Control but not otherwise exercisable for all the shares of Common Stock at that time subject to such option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock.
     B. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.
     C. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to: (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same; (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan; and (iii) the maximum number and/or class of securities for which any one person may be granted options under the Plan per calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

     D. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock, whether or not those options are to be assumed or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction.
     E. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term.
     F. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Hostile Take-Over, vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock.
     G. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.
     H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
ARTICLE THREE
MISCELLANEOUS
I. FINANCING
     The Plan Administrator may permit any Optionee to pay the option exercise price under the Discretionary Option Grant Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise or share purchase.
II. TAX WITHHOLDING
     The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.
III. EFFECTIVE DATE AND TERM OF THE PLAN
     A. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.
     B. The Plan shall terminate upon the EARLIEST of (i) the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.
IV. AMENDMENT OF THE PLAN
     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.
     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained any required approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.
V. USE OF PROCEEDS
     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.
VI. REGULATORY APPROVALS
     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.
     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.
VII. NO EMPLOYMENT/SERVICE RIGHTS
     Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.
X. FINANCIAL REPORTS

     The Corporation shall deliver financial reports and other information if such reports and information is required to be delivered pursuant to applicable law.

APPENDIX
     The following definitions shall be in effect under the Plan:
A. BOARD shall mean the Corporation’s Board of Directors.
B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:
     (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction;
     (ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or
     (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board recommends such stockholders accept.
C. CODE shall mean the Internal Revenue Code of 1986, as amended.
D. COMMON STOCK shall mean the Corporation’s common stock.
E. CORPORATION shall mean Novint Technologies, Inc., a Delaware corporation, and its successors.
F. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.
G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
H. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.
I. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
     (i) if the Common Stock is then listed or quoted on a Trading Market, the Fair Market Value is the daily volume weighted average price per share of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted;
     (ii) if the Common Stock is not then listed or quoted on an Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the Fair Market Value is the most recent bid price per share of the Common Stock so reported; or
     (iii) in all other cases, the Fair Market Value of a share of Common Stock shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.
J. HOSTILE TAKE-OVER shall mean:
     (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the

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Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept; or
     (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either: (a) have been Board members continuously since the beginning of such period; or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time the Board approved such election or nomination.
K. IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
L. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.
     (i) INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct.
M. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Subsidiary).
N. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.
O. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.
P. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program.
Q. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
R. PLAN shall mean the Corporation’s 2004 Stock Incentive Plan, as set forth in this document.
S. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.
T. PLAN EFFECTIVE DATE shall mean the date on which the Plan was adopted by the Board.
U. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant with respect to Section 16 Insiders following the Section 12 Registration Date.
V. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer any aspect of Plan not required hereunder to be administered by the Primary Committee. The

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members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants, stock bonus or other stock plan of the Corporation (or any Subsidiary).
W. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12(g) or Section 15 of the 1934 Act.
X. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.
Y. SERVICE shall mean the performance of services for the Corporation (or any Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.
Z. SHORT TERM FEDERAL RATE shall mean the federal short-term rate in effect under Section 1274(d) of the Code for the period the shares were held in escrow.
AA. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.
BB. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
CC. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.
DD. TRADING MARKET means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.
EE. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Subsidiary).

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